AMERICAN GENERAL LIFE INSURANCE COMPANY
                       SEPARATE ACCOUNT I
          GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS
             IMMEDIATE VARIABLE ANNUITY CONTRACTS
               SUPPLEMENT DATED APRIL 3, 2014
                                 TO
                  PROSPECTUSES DATED MAY 1, 2013


     Effective April 3, 2014, American General Life Insurance Company ("AGL") is amending the prospectuses for the sole purpose of ceasing future sales of the Group Immediate Variable Annuity Contracts and the Immediate Variable Annuity Contracts (the "Contracts").

     The paragraph below is added as the second paragraph of the prospectus subsection entitled "SUMMARY OF THE CONTRACT":

     As of May 1, 2014, AGL will no longer accept applications for the Contracts. No new Contracts will be issued after April 30, 2014. Your rights as a Contract Owner, including the right to make changes in your variable investment option allocations, are not affected by this change.